                                                                   EXHIBIT 10.34

                            FIRST AMENDMENT
                TO AMENDED AND RESTATED CREDIT AGREEMENT

        This first amendment to amended and restated credit agreement ("Amendment") is made and entered into as of July 25, 1996, by and between REDHOOK ALE BREWERY, INCORPORATED, a Washington corporation ("Borrower"), and U.S. BANK OF WASHINGTON, NATIONAL ASSOCIATION, a national banking association ("U.S. Bank").

                                RECITALS:

        A. On or about June 5, 1995, U.S. Bank and Borrower entered into that certain amended and restated credit agreement (together with all amendments, supplements, exhibits, and modifications thereto, the "Credit Agreement"), whereby U.S. Bank agreed to make loans and advances of credit to Borrower on the terms and conditions set forth therein.

        B. In accordance with a June 26, 1996, amendment to commitment letter dated May 22, 1995, U.S. Bank and Borrower have agreed to extend the Commitment Period (as that term is defined in the Credit Agreement) to June 5, 1998. The purpose of this Amendment is to set forth the terms and conditions of U.S. Bank's and Borrower's agreement to extend the Commitment Period.

        NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:

                          ARTICLE I. DEFINITIONS

        As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein or as the context otherwise requires.

                          ARTICLE II. AMENDMENT

        The Credit Agreement, as well as all of the other Loan Documents, are hereby amended as set forth herein. Except as specifically provided for herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect throughout the terms of the Loans, as well as any extensions or renewals thereof.

                      ARTICLE III. EXTENSION OF REVOLVING
                             LOAN COMMITMENT PERIOD


        3.1 Commitment Period. Subject to and upon the terms and conditions set forth in the Credit Agreement and herein, and in reliance upon the representations, warranties, and covenants of Borrower contained in the Credit Agreement or herein or made pursuant to the Credit Agreement or hereto, Section
2.1 of the Credit Agreement is hereby amended to reflect that the Commitment period is extended from June 5, 1997, to June 5, 1998.

        3.2 Use of Proceeds. Section 2.2 of the Credit Agreement is hereby amended to provide that, after June 5, 1997, proceeds of the Revolving Loan shall no longer be used to finance Capital Expenditures but may continue to be used, subject to the other limitations set forth in Article VI and VII of the Credit Agreement, for acquisitions of all or substantially all of the assets of a brewery or an investment in the capital stock of a brewery that are limited to $1,500,000 per occurrence or $4,500,000 in the aggregate, without U.S. Bank's prior written consent.

        3.3 Repayment. Section 2.5(b) of the Credit Agreement is hereby amended to reflect that Borrower shall pay all outstanding principal, accrued interest, and other charges with respect to the Revolving Loan on or before June 5, 1998.

        3.4 Renewal Note. Concurrently with the execution of this Amendment, Borrower shall execute and deliver to U.S. Bank a renewal promissory note in the form attached hereto as Exhibit A, in substitution for, but not in payment of, the Revolving Note dated June 5, 1995. The promissory note to be executed by Borrower in substitution for, but not in payment of, the existing Revolving Note shall, upon execution of this Amendment, be a "Revolving Note" for all purposes of the Credit Agreement and the other Loan Documents. The Revolving Note dated June 5, 1995, shall be marked "renewed" and shall be retained by U.S. Bank until the Revolving Loan has been paid in full and U.S. Bank's commitment to make advances under the Revolving Loan has terminated.

                       ARTICLE IV. CONDITIONS PRECEDENT

        U.S. Bank shall have no obligation to extend the Commitment Period unless the following conditions have been fulfilled to the satisfaction of U.S.
Bank:

        (a) U.S. Bank shall have received this Amendment and the renewal promissory note in the form attached hereto as Exhibit A, duly executed and delivered by Borrower.

        (b) U.S. Bank shall have received a nonrefundable fee in the amount of $18,750 for the extension of the Revolving Loan's Commitment Period.

        (c) There shall not then exist any Default or Event of Default hereunder as of the date hereof.

        (d) All representations and warranties of Borrower contained herein or made in writing in connection herewith shall be true and correct as of the date hereof.

        (e) There shall have been no material adverse change in the financial condition of Borrower subsequent to March 31, 1996.

                         ARTICLE V. GENERAL PROVISIONS

        5.1 Representations and Warranties. Borrower hereby represents and warrants to U. S. Bank that as of the date of this Amendment, there exists no Default or Event of Default. All representations and warranties of Borrower contained in the Credit Agreement and the other Loan Documents, or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment. Borrower acknowledges and agrees that all of Borrower's Indebtedness to U. S. Bank is payable without offset, defense, or counterclaim.

        5.2 Guaranties. The parties hereby acknowledge and agree that all guaranties now existing or hereafter obtained by U. S. Bank shall remain in full force and effect, are valid and enforceable in accordance with their terms, and are not subject to offset, defense, or counterclaim.

        5.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

        5.4 STATUTORY NOTICE. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

        IN WITNESS WHEREOF, U. S. Bank and Borrower have caused this Amendment to be duly executed by their respective duly authorized signatories as of the date first above written.

                                   REDHOOK ALE BREWERY, INCORPORATED

                                      /s/ Bradley A. Berg
                                   By -----------------------------------------
                                      Bradley A. Berg, Executive Vice President
                                      and Chief Financial Officer

                                   U. S. BANK OF WASHINGTON
                                   NATIONAL ASSOCIATION

                                      /s/ Thomas G. Gunder
                                   By -----------------------------------------
                                      Thomas G. Gunder, Vice President

        By execution of this Amendment, the undersigned Guarantor approves of the changes to the Credit Agreement set forth herein, agrees to be bound by
Section 5.2 herein, reaffirms its Guaranty, and acknowledges and agrees that its obligations under its Guaranty is not subject to any defense, offset, or counterclaim.

                                   REDHOOK OF NEW HAMPSHIRE, INC.

                                      /s/ Bradley A. Berg
                                   By -----------------------------------------
                                      Bradley A. Berg, Executive Vice President

                 CONSENT TO ACTION IN LIEU OF A SPECIAL MEETING
                           OF THE BOARD OF DIRECTORS
                                       OF
                       REDHOOK ALE BREWERY, INCORPORATED

        Pursuant to RCW 23B.08.210 of the laws of the State of Washington, the undersigned, being all of the directors of Redhook Ale Brewery, Incorporated, a Washington corporation (the "Corporation") do hereby consent to and take the following actions without a meeting:

Credit Facilities

        RESOLVED, that the actions undertaken to date by the officers of the Corporation in negotiating the terms of credit facilities between the Corporation and U.S. Bank of Washington, National Association pursuant to the amended and restated credit agreement dated as of June 5, 1995 ("Credit Agreement"), as proposed to be amended pursuant to the first amendment to amended and restated credit agreement, be and hereby are authorized, approved, ratified and confirmed in all respects.

        RESOLVED FURTHER, that the terms of the proposed credit facilities as set forth in the Credit Agreement, as amended, be and hereby are authorized, accepted and approved in all respects.

        RESOLVED FURTHER, that the officers of the Corporation be and hereby are, and each of them hereby is, authorized to negotiate and prepare the amendment to the Credit Agreement and agreements, instruments and documents related thereto, including a note or notes to be delivered by the Corporation, security agreements, mortgages, deeds of trust, pledge agreements, trademark assignments, letter of credit applications, and any other such agreements, documents and instruments as are advisable or required thereby, with such changes in the terms thereof from those contained in the draft of the amendment Credit Agreement as said officers in their discretion and judgment shall approve.

        RESOLVED FURTHER, that any one of the Corporation's Chairman of the Board of Directors, President, and Executive Vice President be and each of them hereby is authorized, on behalf and in the name of the Corporation, to execute and deliver the amendment to the Credit Agreement evidencing the credit facilities, with such terms and in such form as such officer or officers determine to be in the best interests of the Corporation, such determination to be conclusively evidenced by such actions, execution and delivery.

        RESOLVED FURTHER, that the officers of the Corporation be, and each of them hereby is, authorized to execute and deliver, in the name and on behalf of the

Corporation, any and all agreements, notes, instruments, certifications and documents and to do ay and all acts or things as they or any of them may deem necessary or advisable to document, evidence and carry out fully the terms and provisions of the credit facilities hereby approved and the intent of purposes of the resolutions adopted herein.

General Banking-Arrangements

        I. RESOLVED, that the Chairman of the Board, President, and Executive Vice President of the Corporation be and hereby are, and each of them hereby is, authorized to select from time to time banks and financial institutions for the establishment of one or more checking accounts, deposit accounts and other financial accounts and arrangements as they deem appropriate and in the best interests of the Corporation (each and every bank and financial institution so selected is herein referred to as a "Bank"); and

        II. RESOLVED FURTHER, that any one of the Corporation's Chairman of the Board, President, and Executive Vice President ("the Authorizing Officers") be, and each of them hereby is, authorized on behalf of the Corporation:

        A. to designate in writing at any time and from time to time officers (including themselves), agents and employees of the Corporation (each a "Designated Person," which term may include the plural) each of whom, on behalf of the Corporation, is authorized to do any one or more of the following:

        1. sign, by manual or facsimile signature (including any signature made with or generated by a signature plate, any similar device, or a computer), any and all checks, drafts, and other orders for the payment of money, including orders or directions in informal or letter form, against any funds at any time standing to the credit of the Corporation in any account with the Bank;

        2. issue written, telephonic, electronic or oral instructions with respect to the transfer of funds of the Corporation on deposit with the Bank (or otherwise transferable by the Bank) (a) by wire, automated clearinghouse or other electronic means of transfer, without any written order for the payment of money being issued with respect to such transfer or (b) by check, draft or other written order for the payment of money, whether signed by persons authorized pursuant to this resolution or authorized by the Bank;

        3. issue pre-authorized drafts by any authorized signatory or signatories against the bank accounts of the corporation;

        4. authorize the issuance of depository transfer checks (each having plainly printed on its face "DEPOSITORY TRANSFER CHECK" and being by its wording payable to the payee bank for credit to an account of the Corporation with the payee bank) for the purpose of transferring funds from any bank or other financial institution in which the Corporation has funds on deposit to an account of the Corporation at another depository bank or financial institution designated under the authority exercised hereunder. Such checks shall require no signature other than the name of the Corporation printed at the lower right hand corner, which name so printed shall constitute the official signature of the Corporation for use in connection with depository transfer checks;

        B. to amend, revoke or terminate any designation made pursuant to the authority contained in paragraph A;

        C. to enter into such agreements with the Bank with respect to any banking services (including without limitation electronic services) as such officers in their sole discretion deem advisable or in the interest of the Corporation; and

        D. to open new accounts with the Bank and to close any or all accounts opened with the Bank and to terminate any agreement entered into with the Bank.

      III. RESOLVED FURTHER, that the Bank be, and it hereby is, authorized and directed to honor:

        A. any and all checks, drafts and orders signed manually by any person or persons authorized by the Authorizing Officers and designated in Resolution I above, as aforesaid, including those drawn to the individual order of any such person or persons whose names appear thereon as signer or signers thereof, without further inquiry or regard to the authority of said person or persons or the use of the checks, drafts or orders, or the proceeds thereof;

        B. any and all checks, drafts and other orders for the payment of money drawn in the Corporation's name, including those drawn to the individual order of any person or persons whose name or names appear thereon as signer or signers thereof, without further inquiry or regard to the authority of said person or persons or the use of the checks, drafts or orders, or the proceeds thereof when bearing or purporting to bear the facsimile signature(s) of any person(s) authorized so to sign by the Authorizing Officers as aforesaid, and to charge the account of the Corporation for such checks, drafts or other orders for the payment of money, regardless of by whom or by what means the actual or purported facsimile signature or signatures thereon may have been affixed thereto, if such signature or signatures resemble(s) the facsimile specimens of such signature(s) certified to or filed with the Bank by or on behalf of this Corporation;

                C. any written, oral, telephonic, or electronic instruction for the transfer of funds of the Corporation (a) by wire or other electronic means initiated by a person or persons designated by the Authorizing Officers or made by the Bank in accordance with the procedure provided by any agreement for wire or other electronic means of transfer of funds entered into on behalf of the Corporation by the Authorizing Officers, or (b) by check, draft, or other written order for the payment of money authorized in accordance with this resolution; and

                D. any preauthorized draft or depository transfer check authorized in accordance with the provisions of this resolution.

                IV. RESOLVED FURTHER, that any one of the Authorizing Officers designated in Resolution I above be, and each of them hereby is, authorized on behalf of the Corporation:

                A. to designate in writing or any time and from time to time officers (including themselves), agents and employees of the Corporation (each a "Designated Person," which term may include the plural) each of whom, on behalf of the Corporation is authorized to do any one or more of the following:

                1. borrow money, apply for letters of credit and obtain other credit and financial accommodations from the Bank on a current or long-term basis upon such terms, rates of interest and conditions as said Designated Person may deem advisable and to execute and deliver, in the name of the Corporation, such notes, drafts, applications for letters of credit, undertakings and agreements (including amendments and waivers thereto) with respect to said credit-and other accommodations as said Designated Person may deem advisable;

                2. execute and deliver, in the name of the Corporation, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants and other similar contractual agreements with the Bank, and any amendments, modifications, cancellations, buy-backs, reversals, terminations or assignments of any of the foregoing which said Designated Person may deem advisable;

                3. discount with the Bank any of the notes, drafts, or acceptances held by the Corporation, upon such terms and conditions as said Designated Person may deem advisable;

    4. receive and receipt for, sign orders, and issue instructions (written or oral) on behalf of the Corporation for the handling and delivery of the proceeds of any extension of credit;

    5. endorse for deposit or negotiation, or to deposit without endorsement, any and all checks, drafts, notes, bills of exchange, and orders for the payment of money, either belonging to or coming into possession of the Corporation (including any of the foregoing payable to the Corporation in any trade name or style it may have adopted); endorsements for deposit may be by the written or stamped endorsement of this Corporation without designation of the person making the endorsement;

    6. enter into security transactions and other transactions with the Bank upon such terms and conditions which the Designated Person may deem advisable and, without limiting the generality of the foregoing, to:

        a. purchase or sell, thorough the Bank, either as agent, principal or otherwise, and either for immediate or future delivery, commercial paper, Federal Reserve funds, foreign exchange or any other property of a similar nature whatsoever;

        b. deliver to and deposit with the Bank for safekeeping, custody, or other purposes any and all securities of any kind whatsoever, and, in connection therewith, to open and maintain with the Bank a safekeeping or custody account and to sign agreements, orders and issue instructions in respect thereto as said Designated Person may deem advisable;

        c. withdraw, receive, and receipt for and sign orders and issue instructions for the handling, transfer, registration, sale, substitution, exchange and delivery of any stocks, bonds, other securities or other property held by the Bank for the account of the Corporation; such withdrawals, substitutions, exchanges, and deliveries, whether subject to payment or not, may also be made by the bearer of any order, receipt, or request so signed;

    B. to amend, revoke or terminate designation made pursuant to the authority contained in paragraph A; and

    C. to enter into such agreements with the Bank with respect to any banking services (including without limitation financial advisory services) and financial accommodations as such officers in their sole discretion deem advisable or in the interest of the Corporation.

        V. RESOLVED FURTHER, that any one of the Corporation's Chairman of the Board, the President, and Executive Vice President be, and each hereby is, authorized on behalf of the Corporation, to enter into agreements to assume, guaranty, contingently agree to purchase or provide funds for the payment of or otherwise become liable upon the obligations of a third party to the Bank or otherwise to assure the Bank against losses related to an extension of credit to a third party, provided, however, that any one of the Corporation's Chairman of the Board, President, and Executive Vice President be, and each hereby is, authorized to so act with respect to obligations of subsidiaries of the Corporation.

        VI. RESOLVED FURTHER, that each of the foregoing resolutions shall also apply in full to any account, financial accommodation, transaction or property at or with any facility or branch of the Bank and its subsidiaries and affiliates.

        VII. RESOLVED FURTHER, that any request for a loan or other financial accommodation may be made by telephone, writing, by telex or facsimile transmission, or by any other form of communication deemed advisable by the Designated Person and that the Bank shall incur no liability for acting in accordance with requests or instructions which the Bank believes in good faith to have emanated from a properly authorized person.

        VIII. RESOLVED FURTHER, that each of the foregoing resolutions and any designation of Designated Persons made pursuant thereto shall continue in force until express written notice of its revocation or modification has been received by the Bank, but if the authority contained in them should be revoked or terminated by operation of law without such notice, it is resolved and hereby agreed, for the purpose of inducing the Bank to act thereunder, that the Bank shall be saved harmless from any loss suffered or liability incurred by it in so acting after such revocation or termination without such notice.

        IX. RESOLVED FURTHER, that any Designated Persons designated pursuant to Resolution I above be and hereby is authorized and directed to execute and deliver on behalf of the Corporation any and all forms of corporate resolutions of authority for bank accounts, borrowings and other transaction herein approved required by said Bank, with the representation that any such resolutions have been duly authorized and approved by the Board of Directors of the Corporation, with executed copies of such resolutions to be placed in the minute book of the Corporation, and all such resolutions so executed and delivery are hereby authorized, affirmed, ratified and approved.

                                         DIRECTORS:

       7-25-96                           /s/ WALTER F. WALKER
DATED: -------------------------------   ---------------------------------------
       7-25-96                           /s/ GORDON A. BOWKER
DATED: -------------------------------   ---------------------------------------
       7-25-96                           /s/ FRANK H. CLEMENT
DATED: -------------------------------   ---------------------------------------
       7-25-96                           /s/ JOHN T. CARLETON
DATED: -------------------------------   ---------------------------------------
       7-25-96                           /s/ DENNIS P. WESTON
DATED: -------------------------------   ---------------------------------------
       7-25-96                           /s/ PAUL S. SHIPMAN
DATED: -------------------------------   ---------------------------------------
       9-5-96                            /s/ BRUCE M. SANDISON
DATED: -------------------------------   ---------------------------------------

DATED: -------------------------------   ---------------------------------------

DATED: -------------------------------   ---------------------------------------
the Board of Directors of the Corporation, with executed copies of such resolutions to be placed in the minute book of the Corporation, and all such resolutions so executed and delivery are hereby authorized, affirmed, ratified and approved.

                                            DIRECTORS:


DATED:    7/25/96                           /s/ WALTER F. WALKER
          -----------------------           ---------------------------------



DATED:    7/25/96                           /s/ GORDON A. BOWKER
          -----------------------           ---------------------------------



DATED:    7/25/96                           /s/ FRANK H. CLEMENT
          -----------------------           ---------------------------------



DATED:    7/25/96                           /s/ JOHN T. CARLETON
          -----------------------           ---------------------------------



DATED:    7/25/96                           /s/ DENNIS P. WESTON
          -----------------------           ---------------------------------



DATED:    7/25/96                           /s/ PAUL S. SHIPMAN
          -----------------------           ---------------------------------


DATED:    9/3/96                            /s/ JERRY D. JONES
          -----------------------           ---------------------------------



DATED:
          -----------------------           ---------------------------------



DATED:
          -----------------------           ---------------------------------
the Board of Directors of the Corporation, with executed copies of such resolutions to be placed in the minute book of the Corporation, and all such resolutions so executed and delivery are hereby authorized, affirmed, ratified and approved.

                                            DIRECTORS:


DATED:    7/25/96                           /s/  WALTER F. WALKER
          -----------------------           ---------------------------------



DATED:    7/25/96                           /s/ GORDON A. BOWKER
          -----------------------           ---------------------------------



DATED:    7/25/96                           /s/ FRANK H. CLEMENT
          -----------------------           ---------------------------------



DATED:    7/25/96                           /s/ JOHN T. CARLETON
          -----------------------           ---------------------------------



DATED:    7/25/96                           /s/ DENNIS P. WESTON
          -----------------------           ---------------------------------



DATED:    7/25/96                           /s/ PAUL S. SHIPMAN
          -----------------------           ---------------------------------



DATED:
          -----------------------           ---------------------------------



DATED:
          -----------------------           ---------------------------------




DATED:    9/11/96                           /s/ DAVID R. ENGLISH
          -----------------------           ---------------------------------

                   CERTIFICATE AS TO AUTHORIZING RESOLUTIONS
                           AND INCUMBENCY CERTIFICATE

    The undersigned hereby certifies that he is the secretary of Redhook Ale Brewery, Incorporated, a Washington corporation ("Company"), that as such he is authorized to execute this Certificate on behalf of the Company, and that:

    (a) annexed hereto as Exhibit A is a true and correct copy of the resolutions duly adopted by resolution of the board of directors of the Company;
    (b) such resolutions have been entered in the minute book of the Company, have not been modified or rescinded, and remain in full force and effect; and
    (c) the following persons whose names, titles, and signatures appear below are now duly qualified to hold their respective offices as of the date hereof:

    NAME                      SIGNATURE                       OFFICE

Paul Shipman            /s/ Paul Shipman               President

Bradley A. Berg         /s/ Bradley A. Berg            Executive Vice President
                                                         and Chief
                                                         Financial Officer

       DATED this 25 day of July, 1996.


                                /s/ DAVID H. KIRSKE
                                ---------------------------------------------
                                    David H. Kirske
                                    Assistant, Secretary

                                   EXHIBIT A
          to First Amendment to Amended and Restated Credit Agreement

                             RENEWAL REVOLVING NOTE

$10,000,000                                                     July 25th, 1996

        For value received, the undersigned, REDHOOK ALE BREWERY, INCORPORATED, a Washington corporation ("Borrower"), promises to pay to the order of U. S. BANK OF WASHINGTON, NATIONAL ASSOCIATION ("U. S. Bank"), at its principal place of business, 1420 Fifth Avenue, Seattle, Washington 98101, or such other place or places as the holder hereof may designate in writing, the principal sum of Ten Million Dollars ($10,000,000) or so much thereof as advanced by U. S. Bank in lawful immediately available money of the United States of America, in accordance with the terms and conditions of that certain amended and restated credit agreement dated as of June 5, 1995, by and between Borrower and U. S. Bank (together with all supplements, exhibits, modifications, and amendments thereto, including the first amendment to amended and restated credit agreement of even date herewith, the "Credit Agreement"). Borrower also promises to pay interest on the unpaid principal balance hereof, commencing as of the date hereof, in like money in accordance with the terms and conditions and at the rate or rates provided for in the Credit Agreement. All principal, interest, and other charges are due and payable in full on June 5, 1998.

        Borrower and all endorsers, sureties, and guarantors hereof jointly and severally waive presentment for payment, demand, notice of nonpayment, notice of protest, and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, dishonor, or enforcement of the payment of this Note except such notices as are specifically required by this Note or by the Credit Agreement, and they agree that the liability of each of them shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver, or modification granted or consented to by U. S. Bank. Borrower and all endorsers, sureties, and guarantors hereof (1) consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by U. S. Bank with respect to the payment or other provisions of this Note and the Credit Agreement; (2) consent to the release of any property now or hereafter securing this Note with or without substitution; and (3) agree that additional markers, endorsers, guarantors, or sureties may become parties hereto without notice to them and without affecting their liability hereunder.

        This Note is the Revolving Note referred to in the Credit Agreement and as such is entitled to all of the benefits and obligations specified in the Credit Agreement, including but not limited to any conditions to making advances hereunder. Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the repayment of this Note and the acceleration of the maturity hereof.

                                             REDHOOK ALE BREWERY, INCORPORATED





                                              By /s/ Bradley A. Berg
                                                 ------------------------------
                                                 Bradley A. Berg
                                                 Executive Vice President and
                                                 Chief Financial Officer






                                      -2-